UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2012

FleetCor Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia		30092
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770) 449-0479

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On July 11, 2012, FleetCor Technologies, Inc. ("FleetCor") announced that it successfully completed its previously announced acquisition of CTF Technologies, Inc. for $180 million. FleetCor also announced that it acquired a leading Russian fuel card company. Copies of the press releases announcing the acquisitions are furnished as Exhibits 99.1 and 99.2 attached to this Form 8-K and incorporated into this Item 7.01 by reference.

Ron Clarke, FleetCor’s chairman and chief executive officer and Eric Dey, FleetCor’s chief financial officer, will host a conference call July 11, 2012 at 4:30 PM ET to discuss FleetCor’s acquisitions. A live webcast of this conference call will be available at the Investor Relations section of FleetCor’s website (www.fleetcor.com). The live conference call also can be accessed by dialing (877) 941-1427 or for international callers (480) 629-9664. A replay of the webcast will be available on FleetCor’s website for approximately one year.
For your convenience, the conference call can be replayed in its entirety beginning from two hours after the end of the call through July 18, 2012. If you wish to listen to the replay of this conference call, please dial (877) 870-5176, or for international callers (858) 384-5517 and enter passcode 4548833.

SAFE HARBOR STATEMENT
Statements in this Current Report on Form 8-K, including those regarding the acquisitions, FleetCor’s future financial and operating results, benefits of the acquisitions, future opportunities for the combined companies, and any other statements about managements’ future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as "anticipate," "intend," "believe," "estimate," "plan," "seek," "project" or "expect," "may," "will," "would," "could" or "should," the negative of these terms or other comparable terminology. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including difficulties in integrating the companies or a failure to attain anticipated operating results, each of which could affect the accretiveness of the acquisitions, and the other factors described in FleetCor’s periodic reports filed with the Securities and Exchange Commission. FleetCor undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. Readers are further advised to review the "Risk Factors" set forth in FleetCor’s Annual Report on Form 10-K, which further detail and supplement the factors described in this paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) See the Exhibit Index attached to this Current Report on Form 8−K, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

July 11, 2012	By:	/s/Sean Bowen

Name: Sean Bowen
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release of FleetCor Technologies, Inc. dated July 11, 2012 regarding completed Brazil acquisition
99.2	Press release of FleetCor Technologies, Inc. dated July 11, 2012 regarding completed Russia acquisition